CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Report") of Maxxon, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Gifford M. Mabie, the Chief Executive Officer and the Chief Financial Officer of the Registrant certify, to the best of my knowledge, information and belief, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                    /s/  Gifford M. Mabie
                                    -------------------------------------
                                    Name:   Gifford M. Mabie, CEO and CFO
Date:   March 30, 2004